SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 29, 2004
                                                         -----------------


                              GWL&A FINANCIAL INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        333-64473              84-1474245
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)




            8515 East Orchard Road, Greenwood Village, Colorado 80111
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (303) 737-3000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number        Title

99                    Great-West Lifeco Press Release dated January 29, 2004


ITEM 9.        REGULATION FD DISCLOSURE

On January 29, 2004, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the fiscal year ended 2003. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as
Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

ITEM 12.       DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the fiscal year ended 2003. The press release includes a discussion of the financial results of Great-West Life & Annuity Insurance Company, the operating subsidiary of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2004

                                    GWL&A FINANCIAL INC.


                                    By: /s/Richard G. Schultz
                                    Name: Richard G. Schultz
                                    Title: Vice President, Counsel and Associate
                                           Secretary

                             GREAT-WEST LIFECO INC.

                                    RELEASE



Readers are referred to the disclaimer regarding Forward-Looking Information and Non-GAAP Financial Measures at the end of this Release.

                                                                        TSX:GWO

          Great-West Lifeco reports 2003 results and dividend increase

Winnipeg, January 29, 2004 ... Great-West Lifeco Inc. (Lifeco) has reported net income attributable to common shareholders, excluding restructuring charges related to the acquisition of Canada Life Financial Corporation (CLFC), of $365 million for the fourth quarter of 2003, compared to $235 million reported a year ago, an increase of 55%. On a per share basis, this represents $0.822 per common share for the fourth quarter of 2003, an increase of 28.2%, compared to a year ago. Net income, after restructuring costs, attributable to common shareholders for the quarter was $357 million or $0.806 per common share.

For the twelve months ended December 31, 2003, net income attributable to common shareholders, excluding restructuring charges, was $1,215 million, an increase of 31% compared to $931 million for 2002, or $2.998 per common share, an increase of 18.5% compared to $2.530 per common share for 2002. Net income, after restructuring costs, attributable to common shareholders was $1,195 million or $2.950 per common share for the twelve months of 2003. The results of CLFC are included from July 10, 2003.

Highlights
o For the fourth quarter of 2003, common shareholder net income, excluding restructuring charges, increased 55% and earnings per common share, on the same basis, increased 28% over the fourth quarter of 2002.
o The Canada Life acquisition contributed approximately $0.115 per common share to fourth quarter earnings, which represents 16.3% accretion in quarter.
o Return on common shareholders' equity, excluding restructuring costs, was 20.7% for the twelve months ended December 31, 2003.
o Quarterly dividends declared were 32.25(cent) per common share, an increase of 3.0(cent) per share, payable March 31, 2004. Dividends paid on common shares for the twelve months of 2003 were 19% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company, Canada Life Financial Corporation from the date of acquisition, as well as London Life Insurance Company (London Life) and Great-West Life & Annuity Insurance Company (GWL&A), together with Lifeco's corporate results.

Canada/Europe Segment

Canada/Europe consolidated net earnings of Lifeco attributable to common shareholders for the fourth quarter of 2003 increased 72% to $200 million from $116 million a year ago. For the twelve months ended December 31, 2003, earnings were up 43% to $629 million, compared to $441 million at December 31, 2002.

The increases were due to both strong operating earnings from Great-West and London Life, as well as the inclusion of Canada/Europe results for CLFC from date of acquisition - July 10, 2003, which represents earnings of approximately $124 million, net of related financing costs.

Total premiums and deposits for the twelve months ended December 31, 2003 increased $3.5 billion from 2002 levels, with the fourth quarter of 2003 up $2.2 million. The increase reflects the inclusion in 2003 of $4.0 billion of CLFC premiums and deposits, mitigated by lower reinsurance premiums.

Fee income increased $234 million in 2003 to $654 million, including $209 million related to CLFC in 2003.

Total assets under administration at December 31, 2003 were $112.1 billion, which includes $49.8 billion attributable to CLFC.

united states segment

United States consolidated net earnings of Lifeco attributable to common shareholders for the fourth quarter of 2003 increased 39% to $166 million from $119 million a year ago. For the twelve months ended December 31, 2003, earnings were up 21% to $593 million compared to $490 million at December 31, 2002.

The increases were primarily related to favourable results in Great-West HealthcareSM and Financial Services, for GWL&A, as well as the inclusion of the United States operations for CLFC from the date of acquisition - July 10, 2003, which represents approximately $45 million.

Total premiums and deposits for the twelve months ended December 31, 2003 decreased US$ 784 million from 2002 levels, with fourth quarter of 2003 essentially the same as a year ago. The inclusion of CLFC results from date of acquisition impacted full year results by US$ 222 million. In-quarter continued focus on Healthcare profitability resulted in a year-over-year decrease in revenue which was essentially offset in Financial Services by 401(k) sales.

The decrease in fee income in 2003 is attributable to both the Group health ASO business and the reductions in segregated funds deposits.

Total assets under administration were $47.1 billion at December 31, 2003, including $8.3 billion attributable to the U.S. operations of CLFC.

LIFECO CORPORATE

Corporate net earnings results for Lifeco, attributable to common shareholders, were a net charge of $27 million comprised mostly of restructuring costs of $20 million incurred to December 31, 2003 related to the CLFC acquisition.

Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.3225 per share on the common shares of the Company payable March 31, 2004 to shareholders of record at the close of business March 3, 2004.

In addition, the Directors approved quarterly dividends on:

o       Series D First Preferred Shares $0.293750 per share;

o       Series E First Preferred Shares $0.30 per share; and

o Series F First Preferred Shares $0.36875 per share payable March 31, 2004 to shareholders of record at the close of business March 3, 2004;

o Class A, Series 1 Preferred Shares $0.3125 per share payable April 30, 2004 to shareholders of record at the close of business April 2, 2004.

Great-West Lifeco

Great-West Lifeco Inc. (TSX:GWO) is a financial services holding company with interests in the life insurance, health insurance, retirement savings, and reinsurance businesses. The Company has operations in Canada and internationally through The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company, and in the United States through Great-West Life & Annuity Insurance Company and The Canada Life Assurance Company. Lifeco and its companies, including Canada Life have more than $159 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-Looking Information and Non-GAAP Financial Measures

This release may contain forward-looking statements about the Company, including its business operations, strategy and expected financial performance and condition. Forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, or include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" or negative versions thereof and similar expressions. In addition, any statement that may be made concerning future financial performance (including revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future Company action, is also a forward-looking statement. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to, among other things, risks, uncertainties and assumptions about the Company, economic factors and the insurance industry generally. They are not guarantees of future performance, and actual events and results could differ materially from those expressed or implied by forward-looking statements made by the Company due to, but not limited to, important factors such as general economic, political and market factors in North America and internationally, interest and foreign exchange rates, global equity and capital markets, business competition, technological change, changes in government regulations, unexpected judicial or regulatory proceedings, catastrophic events, and the Company's ability to complete strategic transactions and integrate acquisitions. We caution that the foregoing list of important factors is not exhaustive. The reader is cautioned to consider these and other factors carefully and not place undue reliance on forward-looking statements. The Company has no specific intention to update any forward-looking statements whether as a result of new information, future events or otherwise.

Net income, basic earnings per common share and return on common shareholders' equity are presented before restructuring as a measure of earnings performance excluding acquisition related restructuring charges. These are non-GAAP financial measures that do not have standard meanings and are not directly comparable to similar measures used by other issuers.

Further information

Selected financial information is attached.

Great-West Lifeco's fourth quarter analyst teleconference will be held Thursday, January 29, at 2:00 p.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at:

o       Participants in the Toronto area:  416-405-9328
o       Participants from North America:  1-800-387-6216
o Participants from Overseas: Dial international access code first, then 800-7664-7664.

A replay of the call will be available from January 29, until February 5, and can be accessed by calling 1-800-408-3053 or 416-695-5800 in Toronto (passcode:
1520381).

                                     - end -

For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca

                              FINANCIAL HIGHLIGHTS

      (in millions of dollars except per common share amounts) (unaudited)

                                          For the three months ended   For the year ended
                                             December 31                   December 31
                                         ----------------------------- ------------------------------
                                         ----------------------------- ------------------------------
                                           2003      2002    % Change    2003      2002    % Change
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Premiums:
   Life insurance, guaranteed annuities
     and insured health products           $ 3,759   $ 2,880      31%   $ 12,441  $ 11,187       11%
Self-funded premium equivalents
    (ASO contracts)   (1)                    1,932     2,366     -18%      8,218     9,564      -14%
Segregated funds deposits:   (1)

   Individual products                       1,193       464     157%      3,034     2,293       32%
   Group products                            1,487     1,056      41%      4,510     4,382        3%
                                         ----------------------------- ------------------------------
                                         ----------------------------- ------------------------------
Total premiums and deposits                  8,371     6,766      24%     28,203    27,426        3%
Bulk reinsurance - initial ceded premiums (2)   57         -              (5,372)        -
                                         ----------------------------- ------------------------------
                                         ----------------------------- ------------------------------
Net premiums and deposits                    8,428     6,766              22,831    27,426
                                         ----------------------------- ------------------------------
                                         ----------------------------- ------------------------------

Fee and other income                           501       428      17%      1,831     1,807        1%
Paid or credited to policyholders (2)        4,124     3,159      31%      8,346    12,593      -34%
Net income attributable to:
   Preferred shareholders                       14         8      75%         41        31       32%
   Common shareholders before restructuring    365       235      55%      1,215       931       31%
     costs
   Restructuring costs (3)                       8         -                  20         -
   Common shareholders                         357       235      52%      1,195       931       28%

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Per Common Share

Basic earnings before restructuring costs ($)0.822   $ 0.641    28.2%    $ 2.998   $ 2.530     18.5%
Restructuring costs after tax (3)            0.016         -               0.048         -
Basic earnings after restructuring costs     0.806     0.641    25.7%      2.950     2.530     16.6%
Dividends paid                              0.2925    0.2475    18.2%     1.1250     0.945     19.0%

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Return on common shareholders' equity (12 months):

   Net income before restructuring costs                                   20.7%     22.9%
   Net income                                                              20.4%     22.9%

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
At December 31

Total assets                                                            $ 97,451  $ 60,071       62%
Segregated funds assets  (1)                                              61,699    36,048       71%
                                                                       ------------------------------
                                                                       ------------------------------
Total assets under administration                                      $ 159,150  $ 96,119       66%
                                                                       ==============================
                                                                       ==============================

Capital stock and surplus                                                  8,590     4,708       82%

Book value per common share                                                16.72     11.68       43%

(1) Segregated funds deposits and self-funded premium equivalents (ASO contracts) The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts. Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

(2) During 2003, as part of a risk rebalancing program related to the acquisition of Canada Life Financial Corporation (CLFC), a number of bulk reinsurance ceded contracts were executed by The Great-West Life Assurance Company (Great-West) and Great-West Life & Annuity Insurance Company (GWL&A) with third parties. Premiums related to the initial cession of in force policy liabilities were $5,372.

(3) Following the acquisition of CLFC by the Company, a plan was developed to restructure and exit selected operations of CLFC. Costs of $497 before tax are expected to be incurred as a result, including approximately $412 that was recognized as part of the purchase equation of CLFC, and $85 to be charged to income as it is incurred. Of this latter amount, shareholder net income for the year ended December 31, 2003 includes restructuring costs of $20 after tax or $0.048 per common share; shareholder net income for the quarter ended December 31, 2003 includes restructuring costs of $8 after tax or $0.016 per common share. Net income, basic earnings per common share and return on common shareholders' equity are presented before restructuring as a measure of earnings performance, excluding restructuring charges related to the acquisition of CLFC, and incurred during the period.

                       SUMMARY OF CONSOLIDATED OPERATIONS
        (in millions of dollars except earnings per common share) (unaudited)

                                         For the three months        For the year
                                           ended December 31      ended December 31
                                        -----------------------------------------------
                                        -----------------------------------------------
                                           2003        2002        2003        2002
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------

Income
    Premium income                         $ 3,759      $ 2,880    $ 12,441   $ 11,187
    Bulk reinsurance - initial ceded premiums   57            -      (5,372)         -
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------
                                             3,816        2,880       7,069     11,187
    Net investment income                    1,362          934       4,529      3,638
    Fee and other income                       501          428       1,831      1,807
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------
                                             5,679        4,242      13,429     16,632
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------

Benefits and Expenses
    Paid or credited to policyholders and
         beneficiaries including policyholder
         dividends and experience refunds    4,124        3,159       8,346     12,593
    Commissions                                298          187         919        718
    Operating expenses                         597          457       2,036      1,786
    Restructuring costs                         10            -          31          -
    Premium taxes                               41           17         156        109
    Amortization of intangible assets            7            -           7          -
    Distribution on Capital Trust Securities     9            1          28          1
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------
Net income before income taxes                 593          421       1,906      1,425

    Income taxes- current                      254          100         728        397
                - future                       (80)          47        (178)        33
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------

Net income before non-controlling interests    419          274       1,356        995

Non-controlling interests                       48           31         120         33
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------

Net income                                   $ 371        $ 243     $ 1,236      $ 962
                                        =========== ===================================
                                        =========== ===================================

Earnings per common share

    Basic                                  $ 0.806      $ 0.641     $ 2.950    $ 2.530
                                        =========== ===================================
                                        =========== ===================================

    Diluted                                $ 0.800      $ 0.634     $ 2.922    $ 2.499
                                        =========== ===================================
                                        =========== ===================================

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Summary of Net Income

    Preferred shareholder dividends           $ 14          $ 8        $ 41       $ 31

    Net income - common shareholders           357          235       1,195        931
                                        ----------- -----------------------------------
                                        ----------- -----------------------------------

    Net income                               $ 371        $ 243     $ 1,236      $ 962
                                        =========== ===================================
                                        =========== ===================================

Average number of shares outstanding - basic                    405,047,394 367,987,648
Average number of shares outstanding - diluted                  408,973,205 372,607,557

                     CONSOLIDATED BALANCE SHEET
                (in millions of dollars) (unaudited)

                                                                                    December 31,     December 31,
                                                                                     2003                2002
                                                                                 --------------      -------------
                                                                                 --------------      -------------
      Assets
      Bonds                                                                           $ 54,208           $ 33,764
      Mortgage loans                                                                    15,088              7,850
      Stocks                                                                             3,199              1,581
      Real estate                                                                        1,594              1,267
      Loans to policyholders                                                             6,566              6,177
      Cash and certificates of deposit                                                   2,461                912
      Funds withheld by ceding insurers                                                  4,142              4,786
      Premiums in course of collection                                                     448                305
      Interest due and accrued                                                             882                511
      Future income taxes                                                                  482                138
      Goodwill and intangible assets                                                     6,663              1,687
      Other assets                                                                       1,718              1,093
                                                                                 --------------      -------------
                                                                                 --------------      -------------

      Total assets                                                                    $ 97,451           $ 60,071
                                                                                 ==============      =============
                                                                                 ==============      =============

      Liabilities

      Policy liabilities

         Actuarial liabilities                                                        $ 66,999           $ 44,508
         Provision for claims                                                            1,092                645
         Provision for policyholder dividends                                              544                363
         Provision for experience rating refunds                                           840                927
         Policyholder funds                                                              2,023              1,853
                                                                                 --------------      -------------
                                                                                 --------------      -------------
                                                                                        71,498             48,296

      Commercial paper and other loans                                                   2,576              1,012
      Current income taxes                                                                 619                454
      Funds held under reinsurance contracts                                             4,655                  -
      Other liabilities                                                                  4,355              2,081
      Repurchase agreements                                                                503                511
      Net deferred gains on portfolio investments sold                                   2,237                958
                                                                                 --------------      -------------
                                                                                 --------------      -------------
                                                                                        86,443             53,312

      Non-controlling interests                                                          2,418              2,051

      Capital Stock and Surplus

         Capital stock                                                                   5,783              1,982
         Surplus                                                                         2,993              2,382
         Provision for unrealized gain on translation
           of net investment in foreign operations                                        (186)               344
                                                                                 --------------      -------------
                                                                                 --------------      -------------
                                                                                         8,590              4,708
                                                                                 --------------      -------------
                                                                                 --------------      -------------

      Liabilities, capital stock and surplus                                          $ 97,451           $ 60,071
                                                                                 ==============      =============
                                                                                 ==============      =============
Segmented Information (unaudited)

Consolidated Operations

For the Three Months Ended December 31, 2003

                                                                   Canada/Europe
                                   --------------------------------------------------------------------------
                                   --------------------------------------------------------------------------
                                    Shareholder                                             Participating
                                   ----------------------------------------------------- --------------------
                                   ----------------------------------------------------- ---------
                                              Individual
                                              Insurance &                                            Total
                                     Group    Investment Europe/                                    Canada/
                                    Insurance Products  Reinsurance Corporate   Total      Total     Europe
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------

          Income:
            Premium income            $ 674     $ 351     $ 1,546       $ -     $ 2,571     $ 513    $ 3,084
            Bulk reinsurance - initial

                   ceded premium          -         -           -         -           -         -          -
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                        674       351       1,546         -       2,571       513      3,084
            Net investment income        74       280         230       (14)        570       356        926
            Fee and other income         31       133          66         -         230        (1)       229
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------

          Total income                  779       764       1,842       (14)      3,371       868      4,239
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------

          Benefits and Expenses:

            Paid or credited to         535       441       1,628         4       2,608       675      3,283
              policyholders
            Other                       183       177         122         1         483        94        577
            Restructuring costs           -         -           -         -           -         -          -
            Amortization of intangible

                    assets                -         -           -         7           7         -          7
            Distribution on Capital

                   Trust Securities       -         -           -         9           9         -          9
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------
          Net operating income
            before income taxes          61       146          92       (35)        264        99        363

          Income taxes                   16        48           2       (20)         46        60        106
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------

          Net income before
              non-controlling interests  45        98          90       (15)        218        39        257

          Non-controlling interests       -         -           -         4           4        39         43
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------

          Net income                   $ 45      $ 98        $ 90     $ (19)      $ 214       $ -      $ 214
                                   ========= ========= =========== ========= =========== ========= ==========
                                   ========= ========= =========== ========= =========== ========= ==========



          Summary of Net Income

            Preferred shareholder       $ -       $ -         $ -      $ 14        $ 14       $ -       $ 14
              dividends
            Net income -  common
                     shareholders        45        98          90       (33)        200         -        200
                                   --------- --------- ----------- --------- ----------- --------- ----------
                                   --------- --------- ----------- --------- ----------- --------- ----------
          Net income                   $ 45      $ 98        $ 90     $ (19)      $ 214       $ -      $ 214
                                   ========= ========= =========== ========= =========== ========= ==========
                                   ========= ========= =========== ========= =========== ========= ==========


For the Three Months Ended December 31, 2003

                                                        United States
                                  -----------------------------------------------------------
                                 -----------------------------------------------------------
                                  Shareholder                           Participating        Total
                                            Financial                               Total    Lifeco
                                Healthcare Services Corporate Total     Total       U.S.    Corporate Total
                                 ------------------ -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------
          Income:
              Premium income       $ 193     $ 343      $ -      $ 536     $ 139      $ 675     $ -   $ 3,759
              Bulk reinsurance - initial
                   ceded premium      12        45        -         57         -         57       -        57
                                 --------  -------- -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------
                                     205       388        -        593       139        732       -     3,816
              Net investment income   53       252        9        314       120        434       2     1,362
              Fee and other income   192        79        1        272         -        272       -       501
                                 --------  -------- -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------

          Total income               450       719       10      1,179       259      1,438       2     5,679
                                 --------  -------- -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------

          Benefits and Expenses:
              Paid or credited to

                   policyholders      87       504       (1)       590       251        841       -     4,124
              Other                  251        89        3        343        14        357       2       936
              Restructuring costs      -         -        -          -         -          -      10        10
              Amortization of intangible
                    assets             -         -        -          -         -          -       -         7
              Distribution on Capital
                   Trust Securities    -         -        -          -         -          -       -         9
                                 --------  -------- -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------
          Net operating income
            before income taxes      112       126        8        246        (6)       240     (10)      593

          Income taxes                38        45       (3)        80       (11)        69      (1)      174
                                 --------  -------- -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------

          Net income before non-controlling
              interests               74        81       11        166         5        171      (9)      419

          Non-controlling interests    -         -        -          -         5          5       -        48
                                 --------  -------- -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------
          Net income                $ 74      $ 81     $ 11      $ 166       $ -      $ 166    $ (9)    $ 371
                                 ========  ======== ======== ==================== ============================
                                 ========  ======== ======== ==================== ============================



          Summary of Net Income

              Preferred shareholder
                    dividends        $ -       $ -      $ -        $ -       $ -        $ -     $ -      $ 14
              Net income -  common
                   shareholders       74        81       11        166         -        166      (9)      357
                                 --------  -------- -------- -------------------- ----------------------------
                                 --------  -------- -------- -------------------- ----------------------------
              Net income            $ 74      $ 81     $ 11      $ 166       $ -      $ 166    $ (9)    $ 371
                                 ========  ======== ======== ==================== ============================
                                 ========  ======== ======== ==================== ============================

For the Three Months Ended December 31, 2002

                                                                     Canada
                                    -------------------------------------------------------------------------
                                    -------------------------------------------------------------------------
                                     Shareholder                                         Participating
                                    --------------------------------------------------------------
                                    --------------------------------------------------------------
                                               Individual
                                               Insurance &
                                      Group    Investment                                            Total
                                     Insurance Products  Reinsurance Corporate   Total     Total      Canada
                                     --------- --------  ---------   --------- --------------------- ----------
                                    --------- --------  ---------  --------- --------------------- ----------
          Income:
            Premium income             $ 568    $ 172    $ 1,040        $ 6     $ 1,786     $ 354    $ 2,140
            Net investment income         51      118        117         32         318       246        564
            Fee and other income          18       81          1          4         104         -        104
                                    --------- --------  ---------  --------- --------------------- ----------
                                    --------- --------  ---------  --------- --------------------- ----------
          Total income                   637      371      1,158         42       2,208       600      2,808
                                    --------- --------  ---------  --------- --------------------- ----------
                                    --------- --------  ---------  --------- --------------------- ----------

          Benefits and Expenses:

            Paid or credited to          476      180      1,146          8       1,810       493      2,303
              policyholders
            Other                        108       84          8          3         203        64        267
            Distribution on Capital
                    Trust Securities       -        -          -          1           1         -          1
                                    --------- --------  ---------  --------- --------------------- ----------
                                    --------- --------  ---------  --------- --------------------- ----------
          Net operating income
            before income taxes           53      107          4         30         194        43        237

          Income taxes                    19       46         (3)         3          65        26         91
                                    --------- --------  ---------  --------- --------------------- ----------
                                    --------- --------  ---------  --------- --------------------- ----------

          Net income before
              non-controlling interests   34       61          7         27         129        17        146

          Non-controlling interests        -        -          -          5           5        17         22
                                    --------- --------  ---------  --------- --------------------- ----------
                                    --------- --------  ---------  --------- --------------------- ----------
          Net income                    $ 34     $ 61        $ 7       $ 22       $ 124       $ -      $ 124
                                    ========= ========  =========  ========= ===================== ==========
                                    ========= ========  =========  ========= ===================== ==========



          Summary of Net Income

            Preferred shareholder        $-      $ -        $ -        $ 8         $ 8       $ -        $ 8
              dividends
            Net income -  common
                     shareholders         34       61          7         14         116         -        116
                                    --------- --------  ---------  --------- --------------------- ----------
                                    --------- --------  ---------  --------- --------------------- ----------
          Net income                    $ 34     $ 61        $ 7       $ 22       $ 124       $ -      $ 124
                                    ========= ========  =========  ========= ===================== ==========
                                    ========= ========  =========  ========= ===================== ==========

For the Three Months Ended December 31, 2002

                                                  United States
                                 --------------------------------------------------------
                                 --------------------------------------------------------
                                  Shareholder                           Participating      Total
                                            Financial                              Total    Lifeco
                                 Healthcare Services  Corporate Total    Total      U.S.    Corporate Total
                                 -------- --------- --------- -------- --------  -------- -------- ---------
                                 -------- --------- --------- -------- --------  -------- -------- ---------
          Income:
              Premium income       $ 378     $ 243       $ -    $ 621    $ 119     $ 740      $ -   $ 2,880
              Net investment income   24       197         5      226      144       370        -       934
              Fee and other income   238        85         1      324        -       324        -       428
                                 -------- --------- --------- -------- --------  -------- -------- ---------
                                 -------- --------- --------- -------- --------  -------- -------- ---------
          Total income               640       525         6    1,171      263     1,434        -     4,242
                                 -------- --------- --------- -------- --------  -------- -------- ---------
                                 -------- --------- --------- -------- --------  -------- -------- ---------

          Benefits and Expenses:
              Paid or credited to
                      policyholders  253       351        (1)     603      253       856        -     3,159
              Other                  292        92         5      389        5       394        -       661
              Distribution on Capital
                    Trust Securities   -         -         -        -        -         -        -         1
                                 -------- --------- --------- -------- --------  -------- -------- ---------
                                 -------- --------- --------- -------- --------  -------- -------- ---------
          Net operating income
            before income taxes       95        82         2      179        5       184        -       421

          Income taxes                34        24         2       60       (4)       56        -       147
                                 -------- --------- --------- -------- --------  -------- -------- ---------
                                 -------- --------- --------- -------- --------  -------- -------- ---------

          Net income before non-controlling
              interests               61        58         -      119        9       128        -       274

          Non-controlling interests    -         -         -        -        9         9        -        31
                                 -------- --------- --------- -------- --------  -------- -------- ---------
                                 -------- --------- --------- -------- --------  -------- -------- ---------
          Net income                $ 61      $ 58       $ -    $ 119      $ -     $ 119      $ -     $ 243
                                 ======== ========= ========= ======== ========  ======== ======== =========
                                 ======== ========= ========= ======== ========  ======== ======== =========



          Summary of Net Income
              Preferred shareholder
                     dividends       $ -       $ -       $ -      $ -      $ -       $ -      $ -       $ 8
              Net income -  common
                   shareholders       61        58         -      119        -       119        -       235
                                 -------- --------- --------- -------- --------  -------- -------- ---------
                                 -------- --------- --------- -------- --------  -------- -------- ---------
              Net income            $ 61      $ 58       $ -    $ 119      $ -     $ 119      $ -     $ 243
                                 ======== ========= ========= ======== ========  ======== ======== =========
                                 ======== ========= ========= ======== ========  ======== ======== =========


For the Year Ended December 31, 2003

                                                                  Canada/Europe
                                  --------------------------------------------------------------------------
                                  --------------------------------------------------------------------------
                                   Shareholder                                           Participating
                                  ----------------------------------------------------  ---------
                                  ----------------------------------------------------  ---------
                                             Individual
                                             Insurance &                                            Total
                                    Group    Investment Europe/                                    Canada/
                                   Insurance Products  Reinsurance Corporate   Total       Total     Europe
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------
          Income:
            Premium income          $2,428  $ 1,054     $ 4,592        $ -    $ 8,074    $ 1,681    $ 9,755
            Bulk reinsurance - initial
                    ceded premium   (2,716)       -           -          -     (2,716)         -     (2,716)
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                      (288)   1,054       4,592          -      5,358      1,681      7,039
            Net investment income      252      766         726         42      1,786      1,219      3,005
            Fee and other income        95      412         126         21        654          -        654
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------
          Total income                  59    2,232       5,444         63      7,798      2,900     10,698
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------

          Benefits and Expenses:
            Paid or credited to
                    policyholders     (799)   1,289       5,007         13      5,510      2,356      7,866
            Other                      590      525         282         25      1,422        320      1,742
            Restructuring costs          -        -           -          -          -          -          -
            Amortization of intangible
                    assets               -        -           -          7          7          -          7
            Distribution on Capital
                    Trust Securities     -        -           -         28         28          -         28
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------
          Net operating income
            before income taxes        268      418         155        (10)       831        224      1,055

          Income taxes                  74      110           6        (44)       146        123        269
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------

          Net income before non-controlling
              interests                194      308         149         34        685        101        786

          Non-controlling interests      -        -           1         14         15        101        116
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------
          Net income                 $ 194    $ 308       $ 148       $ 20      $ 670        $ -      $ 670
                                  ========= ========   ========= ========== ==========  ========= ==========
                                  ========= ========   ========= ========== ==========  ========= ==========



          Summary of Net Income

            Preferred shareholder
                    dividends          $ -      $ -         $ -       $ 41       $ 41        $ -       $ 41
            Net income -  common
                     shareholders      194      308         148        (21)       629          -        629
                                  --------- --------   --------- ---------- ----------  --------- ----------
                                  --------- --------   --------- ---------- ----------  --------- ----------
          Net income                 $ 194    $ 308       $ 148       $ 20      $ 670        $ -      $ 670
                                  ========= ========   ========= ========== ==========  ========= ==========
                                  ========= ========   ========= ========== ==========  ========= ==========

For the Year Ended December 31, 2003

                                                 United States
                               ----------------------------------------------------------
                               ----------------------------------------------------------
                                   Shareholder                         Participating       Total
                                          Financial                               Total    Lifeco
                               Healthcare Services  Corporate Total     Total      U.S.    Corporate Total
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------
          Income:
              Premium income     $1,299     $ 967      $ -    $2,266     $ 420    $2,686      $ -  $ 12,441
              Bulk reinsurance - initial
                    ceded premium  (563)   (2,093)       -    (2,656)        -    (2,656)       -    (5,372)
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------
                                    736    (1,126)       -      (390)      420        30        -     7,069
              Net investment income 164       834       39     1,037       485     1,522        2     4,529
              Fee and other income  848       324        4     1,176         1     1,177        -     1,831
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------
          Total income            1,748        32       43     1,823       906     2,729        2    13,429
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------

          Benefits and Expenses:
              Paid or credited to
                    policyholders   333      (719)      (3)     (389)      869       480        -     8,346
              Other                 973       336       16     1,325        40     1,365        4     3,111
              Restructuring costs     -         -        -         -         -         -       31        31
              Amortization of intangible
                    assets            -         -        -         -         -         -        -         7
              Distribution on Capital
                    Trust Securities  -         -        -         -         -         -        -        28
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------
          Net operating income
            before income taxes     442       415       30       887        (3)      884      (33)    1,906

          Income taxes              154       140        -       294        (7)      287       (6)      550
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------

          Net income before non-controlling
              interests             288       275       30       593         4       597      (27)    1,356

          Non-controlling interests   -         -        -         -         4         4        -       120
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------

          Net income              $ 288     $ 275     $ 30     $ 593       $ -     $ 593     $(27)  $ 1,236
                               ========= ========= ======== ========= =========  ======== ==================
                               ========= ========= ======== ========= =========  ======== ==================



          Summary of Net Income

              Preferred shareholder
                    dividends       $ -       $ -      $ -       $ -       $ -       $ -      $ -      $ 41
              Net income -  common
                   shareholders     288       275       30       593         -       593      (27)    1,195
                               --------- --------- -------- --------- ---------  -------- ------------------
                               --------- --------- -------- --------- ---------  -------- ------------------
              Net income          $ 288     $ 275     $ 30     $ 593       $ -     $ 593     $(27)  $ 1,236
                               ========= ========= ======== ========= =========  ======== ==================
                               ========= ========= ======== ========= =========  ======== ==================

For the Year Ended December 31, 2002

                                                               Canada
                                -------------------------------------------------------------------------
                                -------------------------------------------------------------------------
                                 Shareholder                                          Participating

                                           Individual
                                           Insurance &
                                  Group    Investment                                            Total
                                 Insurance Products Reinsurance Corporate   Total      Total     Canada
                                --------- --------  ---------   --------- ----------- -------- -----------
                                --------- --------  ---------   --------- ----------- -------- -----------
          Income:
            Premium income       $ 2,220    $ 662    $ 3,922       $ 17     $ 6,821    $ 1,377   $ 8,198
            Net investment income    205      463        474         98       1,240        909     2,149
            Fee and other income      68      332          2         18         420          -       420
                                --------- --------  ---------  --------- ----------- --------------------
                                --------- --------  ---------  --------- ----------- --------------------

          Total income             2,493    1,457      4,398        133       8,481      2,286    10,767
                                --------- --------  ---------  --------- ----------- --------------------
                                --------- --------  ---------  --------- ----------- --------------------

          Benefits and Expenses:
            Paid or credited to
                    policyholders  1,868      741      4,338         37       6,984      1,994     8,978
            Other                    426      365         28         22         841        256     1,097
            Distribution on Capital
                    Trust Securities   -        -          -          1           1          -         1
                                --------- --------  ---------  --------- ----------- --------------------
                                --------- --------  ---------  --------- ----------- --------------------
          Net operating income
            before income taxes      199      351         32         73         655         36       691

          Income taxes                74      139          2        (55)        160         36       196
                                --------- --------  ---------  --------- ----------- --------------------
                                --------- --------  ---------  --------- ----------- --------------------

          Net income before non-controlling
              interests              125      212         30        128         495          -       495

          Non-controlling interests    -        -          1         22          23          -        23
                                --------- --------  ---------  --------- ----------- --------------------
                                --------- --------  ---------  --------- ----------- --------------------

          Net income               $ 125    $ 212       $ 29      $ 106       $ 472        $ -     $ 472
                                ========= ========  =========  ========= =========== ====================
                                ========= ========  =========  ========= =========== ====================



          Summary of Net Income

            Preferred shareholder
                    dividends        $ -      $ -        $ -       $ 31        $ 31        $ -      $ 31
            Net income -  common
                     shareholders    125      212         29         75         441          -       441
                                --------- --------  ---------  --------- ----------- --------------------
                                --------- --------  ---------  --------- ----------- --------------------
          Net income               $ 125    $ 212       $ 29      $ 106       $ 472        $ -     $ 472
                                ========= ========  =========  ========= =========== ====================
                                ========= ========  =========  ========= =========== ====================

For the Year Ended December 31, 2002

                                                    United States
                               -----------------------------------------------------------
                               -----------------------------------------------------------
                                Shareholder                            Participating       Total
                                          Financial                                Total   Lifeco
                               Healthcare Services  Corporate Total      Total      U.S.   Corporate Total
                               --------- --------- ---------- ------- ---------- -------- ---------- -------
                               --------- --------- ---------- ------- ---------- -------- ---------- -------
          Income:
              Premium income    $ 1,577   $ 1,016      $ -   $ 2,593      $ 396   $ 2,989     $ -  $ 11,187
              Net investment         98       813       17       928        561     1,489       -     3,638
                income
              Fee and other       1,036       350        1     1,387          -     1,387       -     1,807
                income
                               --------- --------- ------------------ ---------- ---------------------------
                               --------- --------- ------------------ ---------- ---------------------------
          Total income            2,711     2,179       18     4,908        957     5,865       -    16,632
                               --------- --------- ------------------ ---------- ---------------------------
                               --------- --------- ------------------ ---------- ---------------------------

          Benefits and Expenses:
              Paid or credited to
                    policyholders 1,208     1,484       (2)    2,690        925     3,615       -    12,593
              Other               1,139       347        9     1,495         21     1,516       -     2,613
              Distribution on Capital
                    Trust Securities  -         -        -         -          -         -       -         1
                               --------- --------- ------------------ ---------- ---------------------------
                               --------- --------- ------------------ ---------- ---------------------------
          Net operating income
            before income taxes     364       348       11       723         11       734       -     1,425

          Income taxes              121       107        5       233          1       234       -       430
                               --------- --------- ------------------ ---------- ---------------------------
                               --------- --------- ------------------ ---------- ---------------------------

          Net income before non-controlling
              interests             243       241        6       490         10       500       -       995

          Non-controlling interests   -         -        -         -         10        10       -        33
                               --------- --------- ------------------ ---------- ---------------------------
                               --------- --------- ------------------ ---------- ---------------------------

          Net income              $ 243     $ 241      $ 6     $ 490        $ -     $ 490     $ -     $ 962
                               ========= ========= ================== ========== ===========================
                               ========= ========= ================== ========== ===========================



          Summary of Net Income

              Preferred shareholder
                    dividends       $ -       $ -      $ -       $ -        $ -       $ -     $ -      $ 31
              Net income -  common
                   shareholders     243       241        6       490          -       490       -       931
                               --------- --------- ------------------ ---------- ---------------------------
                               --------- --------- ------------------ ---------- ---------------------------
              Net income          $ 243     $ 241      $ 6     $ 490        $ -     $ 490     $ -     $ 962
                               ========= ========= ================== ========== ===========================
                               ========= ========= ================== ========== ===========================